EXHIBIT 32.1
Section 1350 Certification
of James D. Thorp (President and Principal Executive Officer)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zea Capital Fund LLC (the “Company”) on Form 10-Q for the quarter ended September 30, 2010, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, James D. Thorp, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James D. Thorp
James D. Thorp
President and Principal Executive Officer
November 12, 2010

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